UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

                               Delaware 13-3357370
      (State or other jurisdiction of (I.R.S. Employer Identification No.)
                                 incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 542-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

On February 13, 2006, Osteotech, Inc. ("Osteotech" or the "Company") entered into Amendment No. 1 to Employment Agreement (the "Owusu-Akyaw Amendment") with Sam Owusu-Akyaw, the Company's President and Chief Executive Officer, amending the terms of Mr. Owusu-Akyaw's Employment Agreement, filed as Exhibit 10.48 to the Company's Form 10-Q for the quarter ended September 30, 2004 (the "Owusu-Akyaw Employment Agreement").

Pursuant to the Owusu-Akyaw Amendment, effective as of January 1, 2006, Mr. Owusu-Akyaw's title as Chief Operating Officer was changed to Chief Executive Officer (Mr. Owusu-Akyaw's title as President remained unchanged), his annual base salary was increased to $370,000, his target bonus was set at 50% of his base salary, subject to the determination of the Company's Board of Directors, his one-time relocation payment associated with moving was increased to $200,000, and his severance benefits following the termination of his employment without cause were increased to twenty-four months of base salary and medical, dental, and life insurance benefits. The Owusu-Akyaw Employment Agreement remains in full force and effect in accordance with its terms, as amended by the Owusu-Akyaw Amendment.

On February 13, 2006, Osteotech entered into Amendment No. 1 to Employment Agreement (the "Burroughs Amendment") with Mark H. Burroughs, the Company's Executive Vice President and Chief Financial Officer, amending the terms of Mr. Burroughs' Employment Agreement, filed as Exhibit 10.64 to the Company's Form 10-Q for the quarter ended September 30, 2005 (the "Burroughs Employment Agreement").

Pursuant to the Burroughs Amendment, effective as of January 1, 2006, Mr. Burroughs' title was changed to Executive Vice President, Chief Financial Officer and Secretary, and Mr. Burroughs' annual base salary was increased to $230,000. The Burroughs Employment Agreement remains in full force and effect in accordance with its terms, as amended by the Burroughs Amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OSTEOTECH, INC.


Date:  February 15, 2006           By:/s/ MARK H. BURROUGHS
                                      Mark H. Burroughs,
                                      Executive Vice President,Chief Financial
                                      Officer and Secretary